UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 4, 2005
ZIPREALTY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51002	94-3319956

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2000 Powell Street, Suite 1555
Emeryville, CA 94608

(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (510) 735-2600
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (b) On November 4, 2005, William Scott Kucirek, a founder, Executive Vice President and a director of the Company notified the Company of his voluntary resignation to pursue other interests and spend time with his family. There are no disagreements between Mr. Kucirek and the Company regarding any matter related to the Company’s operations, policies or practices. Mr. Kucirek’s resignation from the Company’s Board of Directors was effective as of November 4, 2005, and his resignation as an employee will be effective on or about November 18, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIPREALTY, INC. a Delaware corporation
Dated: November 7, 2005	By:	/s/ Gary M. Beasley
Gary M. Beasley
Executive Vice President and Chief Financial Officer